Exhibit 24

                                POWER OF ATTORNEY

      Each of the undersigned officers and directors of Neoprobe Corporation, a Delaware corporation (the "Company"), hereby appoints David C. Bupp and Brent L. Larson as his or her true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 400,000 shares of Common Stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Neoprobe Corporation 401(k) Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 16th day of December, 2005.

         Signature                                                     Title

/s/ David C. Bupp                      President, Chief Executive Officer
------------------------------         and Director
  David C. Bupp                        (principal executive officer)


/s/ Brent L. Larson                    Vice President, Finance, Chief
------------------------------         Financial Officer, Treasurer and
  Brent L. Larson                      Secretary (principal financial officer
                                       and principal accounting officer)


/s/ Carl J. Aschinger, Jr.             Director
------------------------------
  Carl J. Aschinger, Jr.

/s/ Reuven Avital                      Director
------------------------------
  Reuven Avital

/s/ Kirby I. Bland                     Director
------------------------------
  Kirby I. Bland

/s/ Julius R. Krevans                  Chairman of the Board of
------------------------------         Directors
  Julius R. Krevans

/s/ Fred B. Miller                     Director
------------------------------
  Fred B. Miller

/s/ J. Frank Whitley, Jr.              Director
------------------------------
  J. Frank Whitley, Jr.